                             Yield Table - Bond 1-A1

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                      Bond Summary - Bond 1-A1
           -----------------------------------------------------------
           Fixed Coupon:     4.822                 Type:      Fixed
               Orig Bal:     128,000,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------


                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         103.156250    2.94      1.80
                         103.187500    2.93      1.80
                         103.218750    2.91      1.80
                         103.250000    2.89      1.80
                         103.281250    2.88      1.80

                         103.312500    2.86      1.80
                         103.343750    2.84      1.80
                         -------------------------------
                         Average Life       1.91
                          First Pay       04/25/04
                          Last Pay        02/25/07
                         -------------------------------




--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 1-A2

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04



           -----------------------------------------------------------
                               Bond Summary - Bond 1-A2
           -----------------------------------------------------------
           Fixed Coupon:     3.369                 Type:      Fixed
               Orig Bal:     49,375,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.406250    2.50      1.82
                         101.437500    2.48      1.82
                         101.468750    2.47      1.82
                         101.500000    2.45      1.82
                         101.531250    2.43      1.82

                         101.562500    2.42      1.82
                         101.593750    2.40      1.82
                         -------------------------------
                         Average Life       1.91
                          First Pay       04/25/04
                          Last Pay        02/25/07
                         -------------------------------




--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 1-A3

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04



           -----------------------------------------------------------
                               Bond Summary - Bond 1-A3
           -----------------------------------------------------------
           Fixed Coupon:     4.822                 Type:      Fixed
               Orig Bal:     3,210,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------

                         101.906250   3.62       1.79
                         101.937500   3.60       1.79
                         101.968750   3.59       1.79
                         102.000000   3.57       1.79
                         102.031250   3.55       1.79

                         102.062500   3.54       1.79
                         102.093750   3.52       1.79
                         -------------------------------
                         Average Life       1.91
                          First Pay       04/25/04
                          Last Pay        02/25/07
                         -------------------------------




--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 2-A1

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04



           -----------------------------------------------------------
                               Bond Summary - Bond 2-A1
           -----------------------------------------------------------
           Fixed Coupon:     4.761                 Type:      Fixed
               Orig Bal:     191,598,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------

                         102.968750   3.39       2.32
                         103.000000   3.38       2.32
                         103.031250   3.37       2.32
                         103.062500   3.35       2.32
                         103.093750   3.34       2.32

                         103.125000   3.33       2.32
                         103.156250   3.31       2.32

                         -------------------------------
                         Average Life       2.52
                          First Pay       04/25/04
                          Last Pay        02/25/09
                         -------------------------------



--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A1

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A1
           -----------------------------------------------------------
           Fixed Coupon:     3.640                 Type:      Fixed
               Orig Bal:     272,223,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         100.906250   3.17       2.32
                         100.937500   3.16       2.32
                         100.968750   3.15       2.32
                         101.000000   3.13       2.32
                         101.031250   3.12       2.32

                         101.062500   3.11       2.32
                         101.093750   3.09       2.32
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/00
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A2

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A2
           -----------------------------------------------------------
           Fixed Coupon:     4.590                 Type:      Fixed
               Orig Bal:     250,000,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.656250   3.78       2.28
                         101.687500   3.76       2.28
                         101.718750   3.75       2.28
                         101.750000   3.74       2.28
                         101.781250   3.72       2.28

                         101.812500   3.71       2.29
                         101.843750   3.70       2.29
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/09
                         ------------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

________________________________________________________________________________
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A3

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A3
           -----------------------------------------------------------
           Fixed Coupon:     3.920                 Type:      Fixed
               Orig Bal:     40,000,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.406250   3.23       2.31
                         101.437500   3.22       2.31
                         101.468750   3.21       2.31
                         101.500000   3.19       2.31
                         101.531250   3.18       2.31

                         101.562500   3.17       2.31
                         101.593750   3.15       2.31
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/09
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A4

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A4
           -----------------------------------------------------------
           Fixed Coupon:     4.260                 Type:      Fixed
               Orig Bal:     100,000,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.906250   3.35       2.30
                         101.937500   3.34       2.30
                         101.968750   3.32       2.30
                         102.000000   3.31       2.30
                         102.031250   3.30       2.31

                         102.062500   3.28       2.31
                         102.093750   3.27       2.31
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/09
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A5

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A5
           -----------------------------------------------------------
           Fixed Coupon:     4.280                 Type:      Fixed
               Orig Bal:     10,000,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.921875   3.36       2.30
                         101.953125   3.35       2.30
                         101.984375   3.34       2.30
                         102.015625   3.32       2.30
                         102.046875   3.31       2.30

                         102.078125   3.30       2.30
                         102.109375   3.28       2.31
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/09
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 3-A6

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04


           -----------------------------------------------------------
                               Bond Summary - Bond 3-A6
           -----------------------------------------------------------
           Fixed Coupon:     4.590                 Type:      Fixed
               Orig Bal:     6,250,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         101.984375   3.64      2.29
                         102.015625   3.62      2.29
                         102.046875   3.61      2.29
                         102.078125   3.60      2.29
                         102.109375   3.58      2.29

                         102.140625   3.57      2.29
                         102.171875   3.56      2.29
                         -------------------------------
                         Average Life       2.50
                          First Pay       04/25/04
                          Last Pay        01/25/09
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 4-A1

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04




           -----------------------------------------------------------
                               Bond Summary - Bond 4-A1
           -----------------------------------------------------------
           Fixed Coupon:     4.030                 Type:      Fixed
               Orig Bal:     63,022,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         --------------------------------
                                           25 CPR
                         --------------------------------
                           Price      Yield     Duration
                         --------------------------------
                         100.906250   3.61       2.57
                         100.937500   3.59       2.57
                         100.968750   3.58       2.57
                         101.000000   3.57       2.57
                         101.031250   3.56       2.57

                         101.062500   3.55       2.57
                         101.093750   3.53       2.57
                         --------------------------------
                         Average Life       2.83
                          First Pay       04/25/04
                          Last Pay        01/25/11
                         --------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond 5-A

                       SARM 2004-4 5 POOLS OF HYBRID ARMS
                              Settle as of 03/30/04




           -----------------------------------------------------------
                               Bond Summary - Bond 5-A
           -----------------------------------------------------------
           Fixed Coupon:     5.506                 Type:      Fixed
               Orig Bal:     39,879,000


                 Factor:     1.0000000
            Factor Date:     03/25/04              Next Pmt:  04/25/04
                  Delay:     24                    Cusip:
           -----------------------------------------------------------

                         -------------------------------
                                           25 CPR
                         -------------------------------
                           Price      Yield     Duration
                         -------------------------------
                         102.781250   4.40       2.69
                         102.812500   4.39       2.69
                         102.843750   4.37       2.69
                         102.875000   4.36       2.69
                         102.906250   4.35       2.69

                         102.937500   4.34       2.70
                         102.968750   4.33       2.70
                         -------------------------------
                         Average Life       3.90
                          First Pay       04/25/04
                          Last Pay        01/25/14
                         -------------------------------


--------------------------------------------------------------------------------
Tsy BM     3Mo    6Mo      2YR      3YR       5YR       10YR     30YR
--------------------------------------------------------------------------------
 Yield   0.8860  0.9860   1.8750   2.4050    3.2740    4.2520   5.0310
Coupon                    1.8750   2.6250    3.3750    4.2500   5.3750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR      3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------------------
 Yield  1.4620   2.2370   2.8480  3.3140  3.6860  4.1750  4.6450  4.8570  5.0800  5.2720  5.3460
--------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.